================================================================================

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                      AMONG

                   THE CIT GROUP SECURITIZATION CORPORATION II

                                     SELLER

                                       AND

                              THE BANK OF NEW YORK

                                  OWNER TRUSTEE

                                       AND

                         THE BANK OF NEW YORK (DELAWARE)

                                DELAWARE TRUSTEE

                             DATED AS OF MAY 1, 1999


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                                TABLE OF CONTENTS

                                                                                          Page
ARTICLE I   DEFINITIONS AND INCORPORATION BY REFERENCE....................................1
        SECTION 1.1   Definitions.........................................................1

ARTICLE II   ORGANIZATION.................................................................1
        SECTION 2.1   Name................................................................1
        SECTION 2.2   Office..............................................................1
        SECTION 2.3   Purposes and Powers.................................................2
        SECTION 2.4   Appointment of Owner Trustee........................................2
        SECTION 2.5   Initial Capital Contribution of Owner Trust Estate..................2
        SECTION 2.6   Declaration of Trust................................................3
        SECTION 2.7   Transfer of Interest to The CIT GP Corporation III..................3
        SECTION 2.8   Title to Trust Property.............................................3
        SECTION 2.9   Situs of Trust......................................................3
        SECTION 2.10  Representations and Warranties of the Seller........................4
        SECTION 2.11  Representations and Warranties of the Holder of the AO Interest.....4
        SECTION 2.12  Tax Treatment.......................................................5

ARTICLE III   THE CERTIFICATES............................................................7
        SECTION 3.1   Initial Certificate Ownership.......................................7
        SECTION 3.2   Form of the Certificates............................................7
        SECTION 3.3   Execution, Authentication and Delivery..............................7
        SECTION 3.4   Registration; Registration of Transfer and Exchange of
                        Certificates......................................................8
        SECTION 3.5   Mutilated; Destroyed; Lost or Stolen Certificates...................9
        SECTION 3.6   Persons Deemed Certificateholders...................................9
        SECTION 3.7   Access to List of Certificateholders' Names and Addresses...........10
        SECTION 3.8   Maintenance of Corporate Trust Office...............................10
        SECTION 3.9   Appointment of Paying Agent.........................................10
        SECTION 3.10  Seller as Certificateholder.........................................11

ARTICLE IV   ACTIONS BY OWNER TRUSTEE.....................................................12
        SECTION 4.1   Prior Notice to Certificateholders with Respect to Certain
                        Matters...........................................................12
        SECTION 4.2   Action by Certificateholders with Respect to Certain Matters........12
        SECTION 4.3   Action by Certificateholders with Respect to Bankruptcy.............13
        SECTION 4.4   Restrictions on Certificateholders' Power...........................13
        SECTION 4.5   Majority Control....................................................13
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
ARTICLE V   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES....................................14
        SECTION 5.1   Establishment of Accounts...........................................14
        SECTION 5.2   Application of Trust Funds..........................................14
        SECTION 5.3   Method of Payment...................................................15
        SECTION 5.4   Accounting and Reports to the Certificateholders. The Internal
                        Revenue Service and Others........................................15
        SECTION 5.5   Signature on Returns; Tax Matters Partner...........................16

ARTICLE VI   THE OWNER TRUSTEE............................................................17
        SECTION 6.1   Duties of Owner Trustee.............................................17
        SECTION 6.2   Rights of Owner Trustee.............................................18
        SECTION 6.3   Acceptance of Trusts and Duties.....................................18
        SECTION 6.4   Action Upon Instruction by Certificateholders.......................20
        SECTION 6.5   Furnishing of Documents.............................................20
        SECTION 6.6   Representations and Warranties of Owner Trustee.....................20
        SECTION 6.7   Reliance; Advice of Counsel.........................................21
        SECTION 6.8   Owner Trustee May Own Certificates and Notes........................22
        SECTION 6.9   Compensation and Indemnity..........................................22
        SECTION 6.10  Replacement of Owner Trustee........................................22
        SECTION 6.11  Merger or Consolidation of Owner Trustee............................23
        SECTION 6.12  Appointment of Co-Trustee or Separate Trustee.......................23
        SECTION 6.13  Eligibility Requirements for Owner Trustee..........................25

ARTICLE VI-A   THE DELAWARE TRUSTEE.......................................................26
        SECTION 6A.1  Duties of Delaware Trustee .........................................26
        SECTION 6A.2  Acceptance of Trusts and Duties ....................................27
        SECTION 6A.3  Action Upon Instruction by Certificateholders ......................28
        SECTION 6A.4  Representations and Warranties of Delaware Trustee .................29
        SECTION 6A.5  Reliance; Advice of Counsel ........................................29
        SECTION 6A.6  Compensation and Indemnity .........................................30
        SECTION 6A.7  Replacement of Delaware Trustee ....................................30
        SECTION 6A.8  Merger or Consolidation of Delaware Trustee ........................31
        SECTION 6A.9  Eligibility Requirements for Delaware Trustee ......................32

ARTICLE VII   TERMINATION OF TRUST AGREEMENT..............................................33
        SECTION 7.1   Termination of Trust Agreement......................................33

ARTICLE VIII    AMENDMENTS................................................................35
        SECTION 8.1   Amendments Without Consent of Certificateholders or Noteholders.....35
        SECTION 8.2   Amendments With Consent of Certificateholders and Noteholders.......35
        SECTION 8.3   Form of Amendments..................................................36
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
ARTICLE IX  MISCELLANEOUS.................................................................37
        SECTION 9.1   No Legal Title to Owner Trust Estate................................37
        SECTION 9.2   Limitations on Rights of Others.....................................37
        SECTION 9.3   Notices.............................................................37
        SECTION 9.4   Severability........................................................38
        SECTION 9.5   Counterparts........................................................38
        SECTION 9.6   Successors and Assigns..............................................38
        SECTION 9.7   No Petition Covenant................................................38
        SECTION 9.8   No Recourse.........................................................38
        SECTION 9.9   Headings............................................................38
        SECTION 9.10  Governing Law ......................................................38
        SECTION 9.11  Certificate Transfer Restrictions ..................................39
        SECTION 9.12  Indemnification by the Servicer ....................................39
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Exhibit A      7.21% Asset-Backed Certificate
Exhibit B      Certificate of Trust
Exhibit C      Certificate Transferee Letter



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


          AMENDED AND RESTATED TRUST AGREEMENT, dated as of May 1, 1999, among THE CIT GROUP SECURITIZATION CORPORATION II, a Delaware corporation, as Seller, and THE BANK OF NEW YORK, a New York banking corporation, as Owner Trustee and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation with its principal place of business in the State of Delaware, as Delaware Trustee.

          WHEREAS, the Seller, the Owner Trustee and the Delaware Trustee entered into a Trust Agreement, dated as of May 1, 1999 (the "Original Trust Agreement");

          WHEREAS, pursuant to the Original Trust Agreement, the Trust was created under the Business Trust Statute; and

          WHEREAS, the Seller, the Owner Trustee and the Delaware Trustee desire to amend and restate the Original Trust Agreement as permitted therein and to continue the Trust as a business trust under the Business Trust Statute and that this Agreement constitutes the governing instrument of such business trust;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Owner Trustee and the Delaware Trustee hereby amend and restate in its entirety the Original Trust Agreement as follows:

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1 Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Sale and Servicing Agreement of even date herewith, among the Seller, the Servicer and the Trust (the "Sale and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to the Trust Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified.


                                   ARTICLE II

                                  ORGANIZATION

          SECTION 2.1 Name. The Trust created hereby shall be known as "CIT RV Trust 1999-A" in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

          SECTION 2.2 Office. The office of the Trust shall be in care of the Delaware Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders and the Seller.

          SECTION 2.3 Purposes and Powers. The purpose of the Trust is to engage in the following activities:

          (a) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell, transfer or exchange the Notes and the Certificates;

          (b) with the proceeds of the sale of the Notes and the Certificates to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance of the proceeds to the Seller pursuant to the Sale and Servicing Agreement;

          (c) to acquire, manage and hold the Contracts;

          (d) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the terms of the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of this Agreement and the Sale and Servicing Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

          (e) to enter into and perform its obligations and exercise its rights under the Basic Documents to which it is to be a party;

          (f) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

          (g) to hold and administer the Certificate Distribution Account and apply the proceeds thereof as provided in the Sale and Servicing Agreement; and

          (h) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

          The Trust is hereby authorized to engage in the foregoing activities and shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

          SECTION 2.4 Appointment of Owner Trustee. The Seller hereby appoints the Owner Trustee and the Delaware Trustee as trustees of the Trust effective as of the date hereof, to have all the rights, powers and duties of each thereof as set forth herein.

          SECTION 2.5 Initial Capital Contribution of Owner Trust Estate. Pursuant to the Original Trust Agreement, the Seller sold, assigned, transferred, conveyed and set over to the Owner Trustee, as of the date hereof, the sum of One Dollar ($1). The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account.

          SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for purposes of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by, or based upon gross or net income, the Trust shall be treated as a partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Servicer, on behalf of the Trust, shall cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee and the Delaware Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

          SECTION 2.7 Transfer of Interest to The CIT GP Corporation III

          (a) On the Closing Date, the Seller shall and does hereby transfer and assign its entire interest in the Trust (including the AO Interest but excluding the Certificates sold on the Closing Date to the underwriters) to CIT through the issuance of a dividend and The CIT GP Corporation III acknowledges receipt of such interest in the Trust (including the AO Interest) from CIT as a capital contribution. The holder of the AO Interest shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee or the Delaware Trustee for any such expenses paid by the Owner Trustee or the Delaware Trustee. The obligations of the holder of the AO Interest under this subsection 2.7(a) shall be evidenced by the Certificates issued to the holder of the AO Interest, which for purposes of the Business Trust Statute shall be deemed to be a separate class of Certificates from all other Certificates issued by the Trust.

          (b) No Certificateholder, other than to the extent set forth in subsection 2.7(a) with respect to the holder of the AO Interest, shall have any personal liability for any liability or obligation of the Trust.

          (c) No Certificateholder, including the holder of the AO Interest, shall have the right to exercise any control of the Trust other than to the extent of its percentage ownership of the Certificates as provided herein.

          SECTION 2.8 Title to Trust Property. Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be, for the benefit of the Trust.

          SECTION 2.9 Situs of Trust. The Trust shall be located in the State of Delaware.

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          SECTION 2.10 Representations and Warranties of the Seller. The Seller
hereby represents and warrants to the Owner Trustee and the Delaware Trustee, as of the Closing Date, that:

          (a) The Seller has been organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and legal right to acquire and own the Contracts.

          (b) The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

          (c) The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms, the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with, as part of, the Trust and the Seller has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

          (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under its certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to or as contemplated by the Basic Documents), or violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

          SECTION 2.11 Representations and Warranties of the Holder of the AO Interest. The CIT GP Corporation III, as intended holder of the AO Interest, hereby represents and warrants to the Owner Trustee and the Delaware Trustee, as of the Closing Date, that:

          (a) It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

          (b) It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

          (c) It has the power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action.

          (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under its certificate of incorporation or by-laws, or any indenture, agreement or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to or as contemplated by the Basic Documents), or violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

          SECTION 2.12 Tax Treatment.

          (a) The Servicer, on behalf of the Trust, shall maintain capital accounts ("Capital Accounts") for each Certificateholder and allocations of income, gain, loss or deduction as provided herein shall be credited or debited, as the case may be, to such Capital Accounts. Contributions to, and distributions from, the Trust shall be credited or debited, as the case may be, to such Capital Accounts.

          (b) Net income of the Trust for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated as determined by the Servicer as follows:

          (i) to the extent of available net income, among the Certificateholders as of the first Record Date following the end of such month, in proportion to their ownership of principal amount of Certificates on such date, an amount of net income up to the sum of (x) the amount of any interest that accrues on the Certificates for such month based on the Pass-Through Rate, (y) an amount equivalent to any overdue interest on the Certificates that accrued during a prior month (to the extent that no allocation of taxable income has been previously made for such amount under clause (x)), and (z) any Trust income attributable to discount on the Contracts that corresponds to any excess of the principal amount of the Certificates over initial issue price; and

          (ii) to the holder of the AO Interest, to the extent of any remaining net income.

          If the net income of the Trust for any month is insufficient for the allocations described in clause (b) (i) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in clause (b) (ii). Net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss, credit and deduction entering into the computation thereof) shall be allocated to the holder of the AO Interest to the extent the holder of the AO Interest is reasonably expected, as determined by the

Servicer, to bear the economic burden of such net losses, then net losses shall be allocated among the Certificateholders as of the first Record Date following the end of such month in proportion to their ownership of principal amount of Certificates on such Record Date until the principal balance of the Certificates is reduced to zero. The holder of the AO Interest is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the holder of the AO Interest, the Certificateholders, or as otherwise required by the Code.

          (c) Notwithstanding anything in this Section 2.12 to the contrary, (i) items of net loss and deduction attributable to nonrecourse debt of the Trust and to "partner nonrecourse debt" (as defined in the Section 704(b) Regulations) shall be allocated as provided in the Section 704(b) Regulations; (ii) if in any period, there is a net decrease in the amount of "minimum gain" (as defined in the Section 704(b) Regulations) of the Trust, or in the amount of "minimum gain" attributable to "partner nonrecourse debt", then the Certificateholders shall be allocated items of income or gain for such period and subsequent periods to the extent and in the manner provided in Treasury Regulations Sections 1.704-2(f) and 1.704-(2)(i)(4) as a "minimum gain chargeback" (as defined in the Section 704(b) Regulations); (iii) allocations of income of the Trust shall be made in a manner necessary to satisfy a "qualified income offset" provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d); and (iv) in no event shall net losses or deductions be allocated to a Certificateholder to the extent that such allocation would result in such Certificateholder having a negative balance in its Capital Account which exceeds the sum of its share of "minimum gain" of the Trust and "minimum gain" attributable to "partner nonrecourse debt" and the amount such Certificateholder is obligated (or deemed obligated) to contribute to the Trust upon liquidation of the Trust.

          (d) For purposes of Treasury Regulations Section 1.752-3(a)(3), "excess nonrecourse liabilities" shall be allocated among the Certificateholders in accordance with the manner in which it is reasonably expected that the deductions attributable to those nonrecourse liabilities will be allocated.

                                   ARTICLE III

                                THE CERTIFICATES

          SECTION 3.1 Initial Certificate Ownership. Upon the formation of the Trust by the contribution by the Seller pursuant to Section 2.5 and until the issuance of the Certificates, the Seller shall be the sole beneficiary of the Trust.

          SECTION 3.2 Form of the Certificates.

          (a) Subject to Section 2.7(a), there shall be one class of Certificates which shall be the 7.21% Asset-Backed Certificates of the Trust. The Certificates shall be substantially in the form set forth in Exhibit A and shall be issued in minimum denominations of $20,000 and in integral multiples of $1,000 in excess thereof; provided, however, that (a) Certificates shall be issued to the holder of the AO Interest pursuant to Section 2.7 in such denominations as to represent at least 1% of the initial Certificate Balance and
(b) one Certificate may be issued in a denomination other than an integral multiple of $1,000. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

          (b) The Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

          (c) The terms of the Certificates set forth in Exhibit A shall form part of this Agreement.

          SECTION 3.3 Execution, Authentication and Delivery. Concurrently with the sale of the Contracts to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates in an aggregate principal amount equal to the initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president or any vice president, without further corporate action by the Seller, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee, or by the Owner Trustee's authenticating agent, by manual signature. The authenticating agent shall initially be The Bank of New York. Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          SECTION 3.4 Registration; Registration of Transfer and Exchange of Certificates.

          (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as provided herein; provided, however, that no Certificate may be subdivided upon transfer or exchange such that the denomination of any resulting Certificate is less than $20,000. The Bank of New York shall be the initial Certificate Registrar. Upon any resignation of a Certificate Registrar, the Owner Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Certificate Registrar.

          (b) Upon surrender for registration or transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute on behalf of the Trust, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent.

          (c) At the option of a Holder of Certificates, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate principal amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office maintained pursuant to Section 3.8. Whenever any Certificates are so surrendered for exchange, the Owner Trustee shall execute on behalf of the Trust, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver) one or more Certificates dated the date of authentication by the Owner Trustee or any authenticating agent. Such Certificates shall be delivered to the Holder making the exchange.

          (d) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed by the Owner Trustee or Certificate Registrar in accordance with its customary practice.

          (e) No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          SECTION 3.5 Mutilated; Destroyed; Lost or Stolen Certificates.

          (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the Owner Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a protected purchaser, the Owner Trustee shall execute on behalf of the Trust and the Owner Trustee shall authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of a like aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Certificate, but not a mutilated Certificate, shall have become or within seven days shall be due and payable, then instead of issuing a replacement Certificate the Owner Trustee may pay such destroyed, lost or stolen Certificate when so due or payable.

          (b) If, after the delivery of a replacement Certificate or payment in respect of a destroyed, lost or stolen Certificate pursuant to subsection 3.5(a), a protected purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Owner Trustee shall be entitled to recover such replacement Certificate (or such payment) from the Person to whom it was delivered or any Person taking such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Owner Trustee in connection therewith.

          (c) In connection with the issuance of any replacement Certificate under this Section 3.5, the Owner Trustee may require the payment by the Holder of such Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Owner Trustee and the Certificate Registrar) connected therewith.

          (d) Any duplicate Certificate issued pursuant to this Section 3.5 in replacement of any mutilated, destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

          (e) The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

          SECTION 3.6 Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the Certificateholder of such Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be affected by any notice to the contrary.

          SECTION 3.7 Access to List of Certificateholders' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Seller and the holder of the AO Interest, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer, the Seller or the holder of the AO Interest in writing, a list, in such form as the Servicer, the Seller or the holder of the AO Interest may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Holders of Certificates or one or more Holder of Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold the Seller, the holder of the AO Interest, the Delaware Trustee or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

          SECTION 3.8 Maintenance of Corporate Trust Office. The Owner Trustee shall maintain in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates the offices of The Bank of New York, Asset Backed Securities, 101 Barclay Street, 12E, New York, New York 10286, Tel. (212) 815-8195, Fax (212) 815-5544 as its principal office for such purposes. The Owner Trustee shall give prompt written notice to the Seller and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          SECTION 3.9 Appointment of Paying Agent. The Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and amounts, if any, to be paid to the holder of the AO Interest, in each case pursuant to the Sale and Servicing Agreement. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be The Bank of New York, and any co-paying agent chosen by the Owner Trustee, and acceptable to the Servicer. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee. If The Bank of New York shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be an Eligible Institution). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner

Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 6.3, 6.6, 6.7 and 6.9 shall apply to the Owner Trustee also in its role as Paying Agent (if the Owner Trustee shall also act as Paying Agent), for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          SECTION 3.10 Seller as Certificateholder. The Seller in its individual or any other capacity may become the owner or pledgee of Certificates and may otherwise deal with the Owner Trustee or its Affiliates as if it were not the Seller.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

          SECTION 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. The Owner Trustee shall not take action with respect to the following matters, unless (i) the Owner Trustee shall have notified the Certificateholders in writing of the proposed action at least 30 days before the taking of such action, and (ii) the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

          (a) the initiation of any material claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of payments due on the Contracts) and the compromise of any material action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of payments due on the Contracts);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

          (e) the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders or in circumstances in which the Sale and Servicing Agreement expressly provides that the consent of the Certificateholders is not required; or

          (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

          SECTION 4.2 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the written direction of the Certificateholders evidencing not less than a majority of the Certificate Balance, to (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 9.01 thereof, (b) appoint a successor Servicer pursuant to Section 9.02 of the Sale and Servicing Agreement, or (c) except as expressly provided in the Basic Documents, sell the Contracts or any interest therein after the termination of the Indenture.

          SECTION 4.3 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Holders of Certificates (including the holder of the AO Interest) and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

          SECTION 4.4 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

          SECTION 4.5 Majority Control. Except as expressly provided herein, any action that may be taken or consent that may be given or withheld by the Certificateholders under this Agreement may be taken, given or withheld by the Holders of Certificates evidencing not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.

                                    ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

          SECTION 5.1 Establishment of Accounts.

          (a) On or prior to the Closing Date, the Trust shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee or the Owner Trustee, as appropriate, for the benefit of the Noteholders and Certificateholders the accounts as provided in Section 5.01 of the Sale and Servicing Agreement.

          (b) The Trust shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be held as an Eligible Account, the Owner Trustee (or the Servicer on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

          SECTION 5.2 Application of Trust Funds.

          (a) On each Distribution Date, the Owner Trustee, or the Paying Agent appointed pursuant to Section 3.9 hereof, shall distribute to the Certificateholders, on a pro rata basis, amounts deposited in the Certificate Distribution Account pursuant to the Sale and Servicing Agreement on or prior to such Distribution Date first in respect of interest and then in respect of principal.

          (b) On each Distribution Date, the Owner Trustee shall send to each Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 5.08 of the Sale and Servicing Agreement on such Distribution Date setting forth, among other things, the amount of the distribution allocable to principal and to interest, the Certificate Balance after giving effect to such distribution and the Servicer Payment with respect to such Distribution Date.

          (c) If any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section
5.2. The Owner Trustee, or the Paying Agent appointed pursuant to Section 3.9 hereof, is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. At the direction of the Servicer pursuant to Section 5.4(e), if there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee, or the Paying Agent appointed pursuant to
Section 3.9 hereof, may in its sole discretion withhold such amounts in accordance with this subsection 5.2(c). If a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee, or the Paying Agent appointed pursuant to Section 3.9 hereof, shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

          (d) If the Indenture Trustee holds escheated funds for payment to the Trust pursuant to Section 3.3(e) of the Indenture, the Owner Trustee shall, upon notice from the Indenture Trustee that such funds exist, submit on behalf of the Trust an Issuer Order to the Indenture Trustee pursuant to Section 3.3(e) of the Indenture instructing the Indenture Trustee to pay such funds to or at the order of the Seller.

          SECTION 5.3 Method of Payment. Subject to subsection 7.1(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the immediately preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (i) such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Record Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000 or (ii) such Certificateholder is the holder of the AO Interest, or an Affiliate thereof, or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, the final distribution in respect of the Certificates (whether on the Certificate Final Distribution Date or otherwise) will be payable only upon presentation and surrender of such Certificate at the office or agency maintained for that purpose by the Owner Trustee pursuant to Section 3.8.

          SECTION 5.4 Accounting and Reports to the Certificateholders. The Internal Revenue Service and Others. The Servicer, on behalf of the Trust shall
(a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations or otherwise, such information as may be required to enable each Certificateholder to prepare its federal and state income tax returns, (c) cause to be filed such tax returns relating to the Trust and cause to be made such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) cause to be collected any withholding tax as described in and in accordance with subsection 5.2(c) with respect to income or distributions to Certificateholders.

          SECTION 5.5 Signature on Returns; Tax Matters Partner. The Owner Trustee shall sign on behalf of the Trust, any and all tax returns of the Trust, prepared by or on behalf of the Servicer and in execution form unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the holder of the AO Interest. To the extent one may be required, the holder of the AO Interest shall be the "tax matters partner" of the Trust pursuant to the Code.

                                   ARTICLE VI

                                THE OWNER TRUSTEE

          SECTION 6.1 Duties of Owner Trustee

          (a) The Owner Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement and the other Basic Documents to which the Trust is a party, including the administration of the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement and the Basic Documents to which the Trust is a party. No implied covenants or obligations shall be read into this Agreement on the part of the Owner Trustee.

          The Owner Trustee is authorized from time to time to take such action as the Servicer directs in writing with respect to the Basic Documents and shall, upon the written direction of the Servicer, execute and deliver any amendments to this Agreement or any of the Basic Documents.

          (b) Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement.

          (c) In the absence of bad faith on its part, the Owner Trustee may conclusively rely upon certificates or opinions specifically required to be furnished to the Owner Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Owner Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

          (d) The Owner Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this subsection 6.1(d) shall not limit the effect of subsection 6.1(a) or (b);

          (ii) the Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Owner Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Owner Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.1, 4.2 or 6.4.

          (e) Subject to Sections 5.1 and 5.2, monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

          (f) The Owner Trustee shall not take any action that (i) is inconsistent with the purposes of the Trust set forth in Section 2.3 or (ii) would, to the actual knowledge of a Responsible Officer of the Owner Trustee, result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.1 and any such direction shall be null and void.

          SECTION 6.2 Rights of Owner Trustee. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in such form as the Seller shall approve as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Servicer recommends with respect to the Basic Documents.

          SECTION 6.3 Acceptance of Trusts and Duties. Except as otherwise provided in this Article VI, in accepting the trusts hereby created The Bank of New York acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all monies actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be liable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own negligent action, its own negligent failure to act or its own willful misconduct or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.6 or expressly made elsewhere by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Contract on any computer or other record thereof; the validity of the assignment of any Contract to the Trust or of any intervening assignment; the completeness of any Contract; the performance or enforcement of any Contract; the compliance by the Seller or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Servicer, the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Servicer or the instructions of the requisite number of Certificateholders pursuant hereto;

          (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or the Certificate Balance of and interest on the Certificates;

          (e) the Owner Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Certificates (other than the certificate of authentication on the Certificates) or of any Contracts or any related documents, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Indenture Trustee, the Seller or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Servicer under the Sale and Servicing Agreement or the Indenture Trustee under the Indenture; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Servicer or any of the Certificateholders, unless such Servicer or Certificateholder has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

          SECTION 6.4 Action Upon Instruction by Certificateholders.

          (a) Subject to Section 4.4, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Section 4.5.

          (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement or the Basic Documents, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and, to the extent the Owner Trustee acts in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the Basic Documents, and as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for any such action or inaction.

          SECTION 6.5 Furnishing of Documents. The Owner Trustee shall furnish
(a) to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to the Noteholders, promptly upon receipt of a written request therefor, copies of the Purchase Agreement, the Sale and Servicing Agreement and this Agreement.

          SECTION 6.6 Representations and Warranties of Owner Trustee. The Owner Trustee hereby represents and warrants to the Seller, for the benefit of the Certificateholders, that:

          (a) It is a New York banking corporation duly organized, validly existing and in good standing under the laws of the State of New York with its principal place of business in the State of New York.

          (b) It has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

          (c) The execution, delivery and performance by it of this Agreement
(i) shall not violate any provision of any law or regulation governing the banking and trust powers of the

Owner Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Owner Trustee or any of its assets,
(ii) shall not violate any provision of the corporate charter or by-laws of the Owner Trustee, or (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Owner Trustee's performance or ability to perform its duties as Owner Trustee under this Agreement or on the transactions contemplated in this Agreement.

          (d) The execution, delivery and performance by the Owner Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of banks or trust companies in the jurisdiction in which the Trust was formed.

          (e) This Agreement has been duly executed and delivered by the Owner Trustee and constitutes the legal, valid and binding agreement of the Owner Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          SECTION 6.7 Reliance; Advice of Counsel.

          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee: (i) may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Owner Trustee with reasonable care; and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons; provided that such opinion or advice is, at the time and under the circumstances, not clearly contrary to this Agreement or any other Basic Document.

          SECTION 6.8 Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Seller, the Indenture Trustee and the Servicer in transactions in the same manner as it would have if it were not the Owner Trustee.

          SECTION 6.9 Compensation and Indemnity. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Seller, or any person representing the Seller, and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. If the Seller shall fail to compensate the Owner Trustee, the Servicer shall pay to the Owner Trustee such compensation. The Servicer shall indemnify the Owner Trustee and its successors, assigns, agents and servants in accordance with the provisions of Section 8.02 of the Sale and Servicing Agreement. The indemnities contained in this Section 6.9 shall survive the resignation, removal or termination of the Owner Trustee or the termination of this Agreement. Any amounts paid to the Owner Trustee pursuant to this Article VI shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

          SECTION 6.10 Replacement of Owner Trustee.

          (a) The Owner Trustee may resign at any time and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer, provided that such resignation shall not become effective until a successor Owner Trustee has been appointed. The Servicer may appoint a successor Owner Trustee by delivering a written instrument pursuant to Section 6.10(b). If no successor Owner Trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee. The Servicer shall remove the Owner Trustee if:

          (i) the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 6.13 and shall fail to resign after written request therefor by the Servicer;

          (ii) the Owner Trustee shall be adjudged bankrupt or insolvent;

          (iii) a receiver or other public officer shall be appointed or take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

          (iv) the Owner Trustee shall otherwise be incapable of acting.

          (b) If the Owner Trustee resigns or is removed or if a vacancy exists in the office of Owner Trustee for any reason the Servicer shall promptly appoint a successor Owner Trustee by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee) and shall pay all fees owed to the outgoing Owner Trustee.

          (c) Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 6.10 shall not become effective until a written acceptance of appointment is delivered by the successor Owner Trustee to the outgoing Owner Trustee and the Servicer and all fees and expenses due to the outgoing Owner Trustee are paid. Any successor Owner Trustee appointed pursuant to this Section 6.10 shall be eligible to act in such capacity in accordance with Section 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The Servicer shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

          (d) The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement. The Servicer and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

          (e) Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 6.10, the Servicer shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies.

          SECTION 6.11 Merger or Consolidation of Owner Trustee. Any entity into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any entity succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such entity shall be eligible pursuant to Section 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, however, that the Owner Trustee shall mail notice of such merger, conversion or consolidation to the Rating Agencies.

          SECTION 6.12 Appointment of Co-Trustee or Separate Trustee.

          (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such

Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 6.12, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to
Section 6.10.

          (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed jointly by the Owner Trustee and such separate trustee or co-trustee (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 6.13 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times: (a) be authorized to exercise corporate trust powers; (b) have a combined capital and surplus of at least $40,000,000 and be subject to supervision or examination by federal or state authorities; and (c) have (or have a parent which has) a senior unsecured long-term debt rating of at least "BBB" by Standard & Poor's and have a senior unsecured long-term debt rating of at least "Baa3" by Moody's; provided, however, that if the Owner Trustee does not meet the requirements of clause (b), the Owner Trustee may provide a guaranty from its parent (which meets the requirements of clause (b)), acceptable to the Servicer, of its liabilities and obligations under the Basic Documents. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.13, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 6.10. At all times, the Owner Trustee or the Delaware Trustee appointed pursuant hereto shall be a person that satisfies the provisions of Section 3807(a) of the Business Trust Statute.

                                  ARTICLE VI-A

                              THE DELAWARE TRUSTEE

          SECTION 6A.1 Duties of Delaware Trustee

          (a) The Delaware Trustee shall be a trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Statute. The Delaware Trustee shall have the power and authority to execute, deliver, acknowledge and file all necessary documents of the Trust as required by the Business Trust Statute, and the Delaware Trustee shall provide prompt notice to the Owner Trustee of its performance of any such acts. The Owner Trustee shall reasonably keep the Delaware Trustee informed of any action taken by the Owner Trustee with respect to the Trust that may affect the Delaware Trustee. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties or liabilities, of the Owner Trustee. The Delaware Trustee shall not be liable for the acts or omissions of the Owner Trustee, the Seller or the Trust. The Delaware Trustee shall owe no fiduciary or other duties to the Trust or the Seller except as expressly provided for in this Section 6A.1.

          (b) The Delaware Trustee is authorized from time to time to take such action under this Agreement as the Servicer directs in writing and shall, upon the written direction of the Servicer, execute and deliver any amendments to this Agreement in accordance with Article VIII hereof.

          (c) In the absence of bad faith on its part, the Delaware Trustee may conclusively rely upon certificates or opinions furnished to the Delaware Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the Delaware Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

          (d) The Delaware Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this subsection 6A.1(d) shall not limit the effect of subsection 6A.1(a);

          (ii) the Delaware Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Delaware Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Delaware Trustee shall not be liable for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any Person other than the Delaware Trustee.

          (e) The Delaware Trustee shall not take any action that (i) is inconsistent with the purposes of the Trust set forth in Section 2.3 or (ii) would, to the actual knowledge of a

Responsible Officer of the Delaware Trustee, result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Delaware Trustee to take action that would violate the provisions of this Section 6A.1 and any such direction shall be null and void.

          SECTION 6A.2 Acceptance of Trusts and Duties. Except as otherwise provided in this Article VI-A, in accepting the trusts hereby created The Bank of New York (Delaware) acts solely as Delaware Trustee hereunder and not in its individual capacity and all Persons having any claim against the Delaware Trustee by reason of the transactions contemplated by this Agreement shall look only to the Owner Trust Estate for payment or satisfaction thereof. The Delaware Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Delaware Trustee shall not be liable or accountable hereunder under any circumstances, except (i) for its own negligent action, its own negligent failure to act or its own willful misconduct or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6A.4 or expressly made elsewhere by the Delaware Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Delaware Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Contract on any computer or other record thereof; the validity of the assignment of any Contract to the Trust or of any intervening assignment; the completeness of any Contract; the performance or enforcement of any Contract; the compliance by the Seller or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Servicer, the Trustee or the Servicer or any subservicer taken in the name of the Delaware Trustee.

          (b) the Delaware Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Servicer or the instructions of the requisite number of Certificateholders pursuant hereto;

          (c) no provision of this Agreement shall require the Delaware Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder, if the Delaware Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Delaware Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or the Certificate Balance of and interest on the Certificates;

          (e) the Delaware Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Seller and the Delaware Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein;

          (f) the Delaware Trustee shall not be liable for the default or misconduct of the Owner Trustee, the Indenture Trustee, the Seller or the Servicer under any of the Basic Documents or otherwise and the Delaware Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Servicer under the Sale and Servicing Agreement or the Indenture Trustee under the Indenture; and

          (g) the Delaware Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Servicer or any of the Certificateholders, unless such Servicer or Certificateholders have offered to the Delaware Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Delaware Trustee therein or thereby. The right of the Delaware Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Delaware Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

          SECTION 6A.3 Action Upon Instruction by Certificateholders.

          (a) The Delaware Trustee shall not be required to take any action hereunder if the Delaware Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Delaware Trustee or is contrary to the terms hereof or is otherwise contrary to law.

          (c) Whenever the Delaware Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement, the Delaware Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and, to the extent the Delaware Trustee acts in good faith in accordance with any such instruction received, the Delaware Trustee shall not be liable on account of such action to any Person. If the Delaware Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement, and as it shall deem to be in the best interests of the Certificateholders, and the Delaware Trustee shall have no liability to any Person for any such action or inaction.

          SECTION 6A.4 Representations and Warranties of Delaware Trustee. The Delaware Trustee hereby represents and warrants to the Seller, for the benefit of the Certificateholders, that:

          (a) It is a Delaware banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with its principal place of business in the State of Delaware.

          (b) It has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

          (c) The execution, delivery and performance by it of this Agreement
(i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Delaware Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Delaware Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the Delaware Trustee, or (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Delaware Trustee's performance or ability to perform its duties as Delaware Trustee under this Agreement or on the transactions contemplated in this Agreement.

          (d) The execution, delivery and performance by the Delaware Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating the banking and corporate trust activities of banks or trust companies in the jurisdiction in which the Trust was formed.

          (e) This Agreement has been duly executed and delivered by the Delaware Trustee and constitutes the legal, valid and binding agreement of the Delaware Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          SECTION 6A.5 Reliance; Advice of Counsel.

          (a) The Delaware Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The Delaware Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Delaware Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Delaware Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement, the Delaware
Trustee: (i) may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Delaware Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Delaware Trustee with reasonable care; and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. The Delaware Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons; provided that such opinion or advice is, at the time and under the circumstances, not clearly contrary to this Agreement.

          SECTION 6A.6 Compensation and Indemnity. The Delaware Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Seller, or any person representing the Seller, and the Delaware Trustee, and the Delaware Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as the Delaware Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. If the Seller shall fail to compensate the Delaware Trustee, the Servicer shall pay to the Delaware Trustee such compensation. The Servicer shall indemnify the Delaware Trustee and its successors, assigns, agents and servants in accordance with the provisions of
Section 8.02 of the Sale and Servicing Agreement. The indemnities contained in this Section 6A.6 shall survive the resignation, removal or termination of the Delaware Trustee or the termination of this Agreement. Any amounts paid to the Delaware Trustee pursuant to this Article VI-A shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

          SECTION 6A.7 Replacement of Delaware Trustee.

          (a) The Delaware Trustee may resign at any time and be discharged from the trusts hereby created by giving 30 days' prior written notice thereof to the Servicer, provided that such resignation shall not become effective until a successor Delaware Trustee has been appointed. The Servicer may appoint a successor Delaware Trustee by delivering a written instrument pursuant to
Section 6A.7(b). If no successor Delaware Trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Delaware Trustee may petition any court of competent jurisdiction for the appointment of a successor Delaware Trustee. The Servicer shall remove the Delaware Trustee if:

          (i) the Delaware Trustee shall cease to be eligible in accordance with the provisions of Section 6A.9 and shall fail to resign after written request therefor by the Servicer;

          (ii) the Delaware Trustee shall be adjudged bankrupt or insolvent;

          (iii) a receiver or other public officer shall be appointed or take charge or control of the Delaware Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

          (iv) the Delaware Trustee shall otherwise be incapable of performing any part of its obligations hereunder.

          (b) If the Delaware Trustee resigns or is removed or if a vacancy exists in the office of Delaware Trustee for any reason the Servicer shall promptly appoint a successor Delaware Trustee by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Delaware Trustee so removed and one copy to the successor Delaware Trustee) and shall pay all fees owed to the outgoing Delaware Trustee.

          (c) Any resignation or removal of the Delaware Trustee and appointment of a successor Delaware Trustee pursuant to any of the provisions of this
Section 6A.7 shall not become effective until a written acceptance of appointment is delivered by the successor Delaware Trustee to the outgoing Delaware Trustee and the Servicer and all fees and expenses due to the outgoing Delaware Trustee are paid. Any successor Delaware Trustee appointed pursuant to this Section 6A.7 shall be eligible to act in such capacity in accordance with
Section 6A.9 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Delaware Trustee. The Servicer shall provide notice of such resignation or removal of the Delaware Trustee to each of the Rating Agencies.

          (d) Any predecessor Delaware Trustee shall upon payment of its fees and expenses deliver to the successor Delaware Trustee all documents and statements and monies held by such successor under this Agreement. The Servicer and any predecessor Delaware Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in a successor Delaware Trustee all such rights, powers, duties and obligations.

          (e) Upon acceptance of appointment by a successor Delaware Trustee pursuant to this Section 6A.7, the Servicer shall mail notice of the successor of such Delaware Trustee to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies.

          SECTION 6A.8 Merger or Consolidation of Delaware Trustee. Any Person into which the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Delaware Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Delaware Trustee, shall be the successor of the Delaware Trustee hereunder, provided such

Person shall be eligible pursuant to Section 6A.9, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto (except for the filing of an amendment to the Trust's certificate of trust if required by law); provided, however, that the Delaware Trustee shall mail notice of such merger, conversion or consolidation to the Rating Agencies.

          SECTION 6A.9 Eligibility Requirements for Delaware Trustee. The Delaware Trustee shall at all times (a) satisfy the requirements of ss. 3807 of the Business Trust Statute and (b) be authorized to exercise corporate trust powers. If at any time the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section 6A.9, the Delaware Trustee shall resign immediately in the manner and with the effect specified in Section 6A.7.

                                   ARTICLE VII

                         TERMINATION OF TRUST AGREEMENT

          SECTION 7.1 Termination of Trust Agreement.

          (a) This Agreement has been entered into in part to induce the Indenture Trustee and the Certificateholders from time to time to participate in the transactions contemplated hereby, and each of the Owner Trustee, the Delaware Trustee, the holder of the AO Interest and the Seller agree that the Indenture Trustee (so long as the Indenture shall not have been terminated in accordance with its terms) and the Certificateholders from time to time are third party beneficiaries hereof, and shall be entitled to enforce the terms of this Agreement to the same extent as if they were signatories hereto, subject, however, to Article IV hereof and to the applicable provisions of the Indenture. So long as the Indenture shall not have been terminated in accordance with its terms, this Agreement and the Trust created hereby are irrevocable by the Delaware Trustee, the Owner Trustee and the Seller, unless the Indenture Trustee and the Certificateholders consent in writing to such termination. This Agreement (other than Section 6.9) and the Trust shall terminate and be of no further force or effect on the final distribution by the Owner Trustee of all monies or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement (including the exercise by CITSF of its option to purchase the Contracts pursuant to Section
11.01 of the Sale and Servicing Agreement or resulting from the mandatory sale of all Contracts pursuant to Section 11.02 of the Sale and Servicing Agreement) and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, including the holder of the AO Interest, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto. The bankruptcy, liquidation or dissolution of the Delaware Trustee or the Owner Trustee (or any other beneficiary herewith) will not terminate this Agreement or the Trust, nor entitle such person's legal representatives or heirs, as appropriate, to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust or Owner Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto. No creditor of any Certificateholder shall obtain legal title to or exercise legal or equitable remedies with respect to the Owner Trust Estate as a result of such Certificateholder's holding of the Certificate. No transfer, by operation of law or otherwise, of any right, title and interest of any Certificateholder in and to its undivided beneficial interest in the Owner Trust Estate shall operate to terminate this Agreement or the Trust created hereby.

          (b) Except as provided in Section 7.1(a), neither the Seller nor the holder of the AO Interest nor any Certificateholder shall be entitled to revoke or terminate the Trust.

          (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to

Certificateholders mailed within five Business Days of receipt of notice of such termination from CITSF given pursuant to Section 11.01 of the Sale and Servicing Agreement, or within five Business Days of the Owner Trustee receiving notice of such termination from the Indenture Trustee pursuant to Section 11.02 of the Sale and Servicing Agreement, stating: (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated; (ii) the amount of any such final payment; and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.2.

          (d) If all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable laws with respect to escheat of funds, any funds remaining in the Trust after exhaustion of such remedies in the preceding sentence shall be deemed property of the holder of the AO Interest and distributed by the Owner Trustee to the holder of the AO Interest.

          (e) Upon the winding up of the Trust and its termination and the written direction of the Seller, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the provisions of
Section 3810 of the Business Trust Statute.

                                  ARTICLE VIII

                                   AMENDMENTS

          SECTION 8.1 Amendments Without Consent of Certificateholders or Noteholders. This Agreement may be amended by the Seller, the Delaware Trustee and the Owner Trustee without the consent of any of the Noteholders or the Certificateholders (but with prior written notice to each of the Rating Agencies and the Indenture Trustee and, in the case of clauses (iii) and (vi), satisfaction of the Rating Agency Condition), to (i) correct manifest error or cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be inconsistent with any other provision in this Agreement, (iii) add or amend any provision as requested by Moody's or Standard & Poor's to maintain or improve the rating of the Notes or Certificates, (iv) add to the covenants, restrictions or obligations of the Seller, the holder of the AO Interest, the Owner Trustee or the Indenture Trustee, (v) evidence and provide for the acceptance of the appointment of a successor trustee with respect to the Owner Trust Estate and add to or change any provisions as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee pursuant to Article VI and (vi) add, change or eliminate any other provision of this Agreement provided that an amendment pursuant to this clause (vi), as evidenced by an Opinion of Counsel, does not adversely affect in any material respect the interests of the Noteholders or the Certificateholders.

          SECTION 8.2 Amendments With Consent of Certificateholders and Noteholders. This Agreement may be amended from time to time by the Seller, the Delaware Trustee and the Owner Trustee with the consent of Noteholders whose Notes evidence not less than a majority of the aggregate outstanding principal amount of the Notes as of the close of the preceding Distribution Date and the consent of Certificateholders whose Certificates evidence not less than a majority of the Certificate Balance as of the close of the preceding Distribution Date (which consent, whether given pursuant to this Section 8.2 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future Holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes or Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that shall be required to be made on any Note or Certificate, the Pass Through Rate or any Interest Rate. The Seller shall furnish notice to each of the Rating Agencies and the Indenture Trustee prior to obtaining consent to any proposed amendment under this Section 8.2.

          SECTION 8.3 Form of Amendments.

          (a) Promptly after the execution of any amendment, supplement or consent pursuant to Section 8.1 or 8.2, the Seller shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Indenture Trustee.

          (b) It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to Section 8.2 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (c) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

          (d) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Delaware Trustee and the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Delaware Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Delaware Trustee's and the Owner Trustee's own rights, duties, indemnities or immunities under this Agreement or otherwise.

                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.1 No Legal Title to Owner Trust Estate. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and VII. No transfer, by operation of law or otherwise, of any right, title, and interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

          SECTION 9.2 Limitations on Rights of Others. Except as expressly provided herein, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Delaware Trustee, the Seller, the Certificateholders, the Servicer and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 9.3 Notices.

          (a) All demands, notices and communications upon or to the Seller, the Servicer, the Indenture Trustee, the Owner Trustee, the Delaware Trustee or the Rating Agencies under this Agreement shall be in writing personally delivered, sent by electronic facsimile (with hard copy to follow via first class mail), provided, however, receipt of such is acknowledged by return facsimile or otherwise in writing, or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, at the following address: 650 CIT Drive, Livingston, New Jersey 07039,
(b) in the case of the Servicer, at the following address: 650 CIT Drive, Livingston, New Jersey 07039, (c) in the case of the Indenture Trustee, at its Corporate Trust Office, (d) in the case of the Trust or the Owner Trustee, to the Owner Trustee at its Corporate Trust Office, (e) in the case of the Delaware Trustee, at the following address: White Clay Center, Newark, Delaware 19711,
(f) in the case of Moody's Investors Service, to Moody's Investors Service, ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (g) in the case of Standard & Poor's Ratings Service, to Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, 26 Broadway (15th Floor), New York, New York 10004, Attention: Asset-Backed Surveillance Department, or at such other address as shall be designated by such Person in a written notice to the other parties to this Agreement.

          (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          SECTION 9.4 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

          SECTION 9.5 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

          SECTION 9.6 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Seller, the Owner Trustee, the Delaware Trustee and each Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

          SECTION 9.7 No Petition Covenant. Notwithstanding any prior termination of this Agreement, the Trust (or the Owner Trustee on behalf of the Trust), the Owner Trustee, the Delaware Trustee, each Certificateholder, the Indenture Trustee and each Noteholder or Note Owner shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller or the Trust, acquiesce, petition or otherwise invoke or cause the Seller or the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Seller or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller, the Trust or any substantial part of the Trust's property, or ordering the winding up or liquidation of the affairs of the Seller or the Trust.

          SECTION 9.8 No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Seller, the holder of the AO Interest, the Servicer, the Owner Trustee, the Delaware Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Basic Documents.

          SECTION 9.9 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9.10 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 9.11 Certificate Transfer Restrictions.

          The Certificates may not be acquired by or for the account of (i) a non-United States person as defined in ss. 7701(a) of the Code, (ii) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (iii) a plan described in Section 4975(e)(1) of the Code or (iv) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). No transfer of a Certificate may be made unless the Certificate Registrar shall have received from the prospective transferee of such Certificate a representation letter substantially in the form of Exhibit C, that such transferee is not subject to the foregoing limitation.

          SECTION 9.12 Indemnification by the Servicer. The Owner Trustee and the Delaware Trustee further acknowledge and accept the conditions and limitations with respect to the Servicer's obligation to indemnify, defend and hold the Owner Trustee and the Delaware Trustee harmless as set forth in Section
8.02 of the Sale and Servicing Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                              THE BANK OF NEW YORK,

                              as Owner Trustee


                              By:      /s/  Erwin Soriano
                                 -------------------------------------------
                                 Name: Erwin Soriano
                                 Title: Assistant Treasurer

                              THE BANK OF NEW YORK (DELAWARE),

                              as Delaware Trustee


                              By:      /s/  Cheryl L. Laser
                                 -------------------------------------------
                                 Name: Cheryl L. Laser
                                 Title: Assistant Vice President

                              THE CIT GROUP SECURITIZATION
                                 CORPORATION II


                              By:      /s/  Frank J. Madeira
                                 -------------------------------------------
                                 Name: Frank J. Madeira
                                 Title: Vice President

Accepted and Agreed
with respect to the
provisions relating to
the intended holder of
the AO Interest:

THE CIT GP CORPORATION III


By:   /s/  Frank J. Madeira
   ------------------------------
   Name: Frank J. Madeira
   Title: Vice President

Accepted and Agreed
with respect to the
provisions relating to
the Certificate Registrar,
the Paying Agent and the
authenticating agent:

THE BANK OF NEW YORK
as Certificate Registrar, Paying Agent
and authenticating agent


By:   /s/  Erwin Soriano
   -----------------------
   Name: Erwin Soriano
   Title: Assistant Treasurer

                                                                       EXHIBIT A

NUMBER ______         ORIGINAL CERTIFICATE BALANCE   $ _________________

                                            FRACTIONAL UNDIVIDED INTEREST:  ___%

                      SEE REVERSE FOR CERTAIN DEFINITIONS

          NO INTEREST IN THIS CERTIFICATE MAY BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) A NON-UNITED STATES PERSON, AS DEFINED IN SECTION 7701(A) OF THE CODE,
(ii) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (iii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (INCLUDING, WITHOUT LIMITATION, INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS), OR (iv) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                               CIT RV TRUST 1999-A

                         7.21% ASSET-BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used recreation vehicles and sold to the Trust by The CIT Group Securitization Corporation II (This Certificate does not represent an interest in or obligation of The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. or The CIT Group, Inc. or any of their respective affiliates.)

          THIS CERTIFIES THAT _____________________________________________ is
the registered owner of a nonassessable, fully-paid, fractional undivided interest in CIT RV Trust 1999-A (the "Trust") formed by The CIT Group Securitization Corporation II, a Delaware corporation (the "Seller"), represented by the Original Certificate Balance specified above.

          The Trust was created pursuant to a Trust Agreement, dated as of May 1, 1999 (as amended and supplemented from time to time, the "Trust Agreement"), between the Seller, The Bank of New York as owner trustee (the "Owner Trustee") and The Bank of New York (Delaware) as Delaware trustee (the "Delaware Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as 7.21% Asset-Backed Certificates (the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of simple interest retail installment sale contracts (the

"Contracts") secured by the new and used recreation vehicles financed thereby (the "Financed Vehicles"), certain monies received under the Contracts on and after May 1, 1999 (the "Cut-off Date"), the Collection Account, the Reserve Account, the Note Distribution Account and the Certificate Distribution Account, in each case together with the proceeds thereof, the proceeds from claims under certain insurance policies in respect of individual Financed Vehicles or the related Obligors and certain rights under the Sale and Servicing Agreement. The rights of the holders of the Certificates are subordinated to the rights of the holders of the Notes, as set forth in the Sale and Servicing Agreement.

          Under the Trust Agreement, there shall be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day, commencing June 15, 1999 (each, a "Distribution Date"), to the person in whose name this Certificate is registered on the related Record Date (as defined below), such Certificateholder's fractional undivided interest as set forth above in the amount of interest and principal to be distributed to Certificateholders on such Distribution Date. Interest in respect of a Distribution Date will accrue at the Pass-Through Rate shown above during the related Interest Accrual Period. On each Distribution Date accrued interest at the Pass-Through Rate on the outstanding Certificate Balance of this Certificate shall be distributed, to the extent of the Available Amount remaining after payment of the Servicer Payment and interest and principal due on the Notes on such Distribution Date. To the extent the remaining Available Amount on a Distribution Date is insufficient to pay Certificateholders the entire amount of interest due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawal from the Reserve Account to make payments of interest and principal due on the Notes on such Distribution Date, as more specifically set forth in the Sale and Servicing Agreement. Interest on this Certificate for any Distribution Date due but not paid on such Distribution Date will be due on the next Distribution Date in addition to an amount equal to interest on such amount at the Pass-Through Rate (to the extent lawful). Interest on this Certificate will be calculated on the basis of a 360-day year consisting of twelve 30-day months. The "Record Date," with respect to any Distribution Date, means the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

          On each Distribution Date prior to the Distribution Date on which the Notes have been paid in full (the "Certificate Cross-over Date"), the Holder of this Certificate will not be entitled to any payments of principal.

          On each Distribution Date on or after the Certificate Cross over Date principal of this Certificate will be payable, subject to the remaining Available Amount and the remaining Available Reserve Amount, in an amount equal to the Primary Principal Distribution Amount and the Additional Principal Distribution Amount for such Distribution Date. Payment of the Primary Principal Distribution Amount on each Distribution Date to the Certificateholders will be made from the Available Amount remaining after payment of the Servicer Payment, the Note Interest Distribution Amount, any amount of the Primary Principal Distribution Amount payable to the Noteholders and the Certificate Interest Distribution Amount. Payments of the Additional Principal Distribution Amount on each Distribution Date will be made from the Available Amount remaining after payment to the Certificateholders of the Primary Principal Distribution Amount (and all other amounts payable prior to the payment of such Primary Principal Distribution Amount in accordance with the foregoing sentence) and after payment of the Servicing Fee if CITSF or one of its affiliates is the Servicer, deposit of the Lender Fee into the Reserve Account and payment of any amount of the Additional Principal Distribution Amount payable to the Noteholders. Payments of the Primary Principal Distribution Amount and the Additional Principal Distribution Amount will only be made to the Certificateholders only after the Notes have been paid in full.

          To the extent the remaining Available Amount on a Distribution Date is insufficient to fund the entire Primary Principal Distribution Amount due on such Distribution Date, such shortfall will be funded from the Reserve Account, subject to the Available Reserve Amount remaining after any withdrawals from the Reserve Account to make payments of interest and principal due on the Notes and interest due on the Certificates on such Distribution Date, more specifically set forth in the Sale and Servicing Agreement.

          The distributions in respect of Certificate Balance and interest on this Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Trust with respect to this Certificate shall be applied, to the extent of the remaining Available Amount and the remaining Available Reserve Amount, first to interest due and payable on this Certificate as provided above and then to the unpaid distributions in respect of Certificate Balance on this Certificate.

          The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as and to the extent described in the Sale and Servicing Agreement and the Indenture.

          It is the intent of the Seller, the Servicer and the Certificateholders that, for purposes of federal income, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, the Trust shall be treated as a partnership. Except as otherwise required by appropriate taxing authorities, the Seller and the other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as interests in such partnership.

          Each Certificateholder by its acceptance of a Certificate covenants and agrees that such Certificateholder shall not, prior to the date which is one year and one day after the termination of the Trust Agreement, acquiesce, petition or otherwise invoke or cause the Seller or the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Seller or the Issuer under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Issuer.

          Distributions on this Certificate shall be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office maintained for such purpose by the Owner Trustee.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

          CIT RV TRUST 1999-A

          BY: THE BANK OF NEW YORK,
              not in its individual capacity,
              but solely as Owner Trustee

          By: ________________________
              Name:
              Title:

          Dated: _____________________

          OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Certificates referred to in the within-mentioned Trust Agreement.

THE BANK OF NEW YORK
not in its individual
capacity but solely
as Owner Trustee

By:  THE BANK OF NEW YORK,
     as authenticating agent

By:  ____________________________
     Name:
     Title:

                             REVERSE OF CERTIFICATE

          The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, The CIT Group, Inc., the holder of the AO Interest, the Indenture Trustee, the Owner Trustee, the Delaware Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Contracts (and certain other amounts), all as more specifically set forth herein and in the Trust Agreement and the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

          The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification in any manner of the rights of the Certificateholders under the Trust Agreement at any time by the Seller, the Delaware Trustee and the Owner Trustee with the consent of the Holders of the Notes evidencing not less than a majority of the aggregate outstanding principal amount of the Notes as of the close of the preceding Distribution Date and the consent of Certificateholders whose Certificates evidence not less than a majority of the Certificate Balance as of the close of the preceding Distribution Date. Any such consent by the Holder of this Certificate shall be conclusive and binding on such holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates or the Notes.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is The Bank of New York.

          Neither this Certificate nor any beneficial interest herein may be directly or indirectly assigned, sold, pledged, hypothecated or otherwise transferred except upon satisfaction of the conditions set forth in Section 9.11 of the Trust Agreement pursuant to which this Certificate was issued. Any attempted transfer in violation of such restrictions shall be null and void and shall vest no rights in any purported transferee, and shall subject the Holder hereof to liability for any tax imposed (and related expenses, if any) with respect to such attempted transfer.

          The Certificates are issuable only as registered Certificates without coupons in denominations of $20,000 or integral multiples of $1,000 in excess thereof; provided, however, that one Certificate may be issued in a denomination other than an integral multiple of $1,000 such that the holder of the AO Interest may own at least 1% of the Certificate Balance (as described in the Trust Agreement). As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same; provided, however, that no Certificate may be subdivided such that the denomination of any resulting Certificate is less than $20,000. No service charge shall be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

          The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. CITSF may at its option purchase the Contracts at a price specified in the Sale and Servicing Agreement, and such purchase of the Contracts shall effect early retirement of the Certificates; provided, however, that such right of purchase is exercisable on any Distribution Date as of which the Pool Balance as of the last day of the related Due Period is 10% or less of the Initial Pool Balance. In addition, following the first Distribution Date as of which the Pool Balance as of the last day of the related Due Period is 5% or less of the Initial Pool Balance an auction sale of the remaining Contracts may be conducted (in each case, as described in the Sale and Servicing Agreement) and such auction may effect early retirement of the Certificates.

ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


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the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________ Attorney
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:______________                                      _____________________*

Signature Guaranteed:  _____________________

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

                                                                       EXHIBIT B

                             CERTIFICATE OF TRUST OF

                               CIT RV TRUST 1999-A

          THIS Certificate of Trust of CIT RV Trust 1999-A (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. 3801 et seq.).

          1. Name. The name of the business trust formed hereby is CIT RV Trust 1999-A.

          2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Newark, Delaware 19711.

          3. This Certificate of Trust shall be effective upon filing.

          IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                          The Bank of New York

                                          By: _________________________________
                                              Name:
                                              Title:


                                          The Bank of New York (Delaware)

                                          By: _________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C


            FORM OF CIT RV TRUST 1999-A CERTIFICATE TRANSFEREE LETTER

The Bank of New York, as Certificate Registrar

Re:  $575,695,205 CIT RV Trust 1999-A

Ladies and Gentlemen:

This letter is delivered pursuant to Section 9.11 of the Amended and Restated Trust Agreement, dated as of May 1, 1999 (the "Agreement"), among The CIT Group Securitization Corporation II, as seller, The Bank of New York, as Owner Trustee, and The Bank of New York (Delaware), as Delaware Trustee, in connection with the transfer by [________________] to the undersigned (the "Transferee") of $ Original Certificate Balance, in certificated, fully registered form (such registered interest being the "Certificates"). Terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

_________     I. The Transferee is not acquiring such Certificate, directly or
(Initial)     indirectly, for or on behalf of, an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA or a plan (including an individual retirement account) as described in Section 4975(e)(1) of the Code or any entity
              (including an insurance company general account) whose underlying assets include plan assets by reason of a plan or account investing in such entity, or a person acting on behalf of any such plan.


              II. NON-FOREIGN STATUS:

                    FOR INDIVIDUALS

---------     (1) The Transferee hereby certifies under penalties of perjury
(Initial)     that it is not a nonresident alien for purposes of income taxation
              (as such term is defined in the Code and Income Tax Regulations).


              FOR ENTITIES

_________     (2) The Transferee hereby certifies under penalties of perjury
(Initial)     that it is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations).

        GENERAL - FOR ALL INVESTORS

_________ (3) The Transferee understands that the information contained in (Initial) this Item II may be disclosed to the Internal Revenue Service by the Trust and that any false statement contained in this Item II could be punished by fine, imprisonment or both.



              III. Transferee's U.S. Employer Identification Number is [_____________].

              IV. Please make all payments due on the Certificates:

(a) by wire transfer to the following account at a bank or other entity in the United States, having appropriate facilities therefor:

Account Number ______________________ Institution

(b) by mailing a check to the following address:


                                            ----------------------------------

                                            ----------------------------------

                                            ----------------------------------


                                            Very truly yours,

                                            [Name of Transferee]

                                            By: ______________________________
                                                Name:
                                                Title:



                                      C-2